The Armada Advantage Fund

HARTFORD LIFE ANNUAL REPORT

December 31,2000

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                            THE ARMADA ADVANTAGE FUND

                       ANNUAL REPORT -- DECEMBER 31, 2000

                                TABLE OF CONTENTS

ARMADA ADVANTAGE EQUITY GROWTH FUND

ARMADA ADVANTAGE INTERNATIONAL
   EQUITY FUND

ARMADA ADVANTAGE
   MID CAP GROWTH FUND

   Message from the President ...........................................  1

   Message from the Investment Adviser ..................................  2

   Portfolio Performance Discussion .....................................  4

   Report of Independent Auditors .......................................  7

   Notice to Shareholders ...............................................  8


FINANCIAL STATEMENTS

   Financial Highlights ................................................. 10

   Statements of  Net Assets ............................................ 13

   Statements of Operations ............................................. 20

   Statements of Changes in Net Assets .................................. 21

   Notes to Financial Statements ........................................ 22


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                NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, NATIONAL CITY CORPORATION OR ANY OF ITS AFFILIATES. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF CONTRACT HOLDERS OF THE ARMADA ADVANTAGE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE SHAREHOLDERS UNLESS ACCOMPANIED BY OR PRECEDED BY A PROSPECTUS.
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Message from the President

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THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000

February 2001

DEAR SHAREHOLDERS:

I am pleased to be writing to you on behalf of the Board of Trustees and to present this report summarizing financial statements and fund performance for The Armada Advantage Fund for the year ended December 31, 2000.

CHANGES IN MARKET EXPECTATIONS

As 2000 began, there were expectations for a continuing trend of consistent and impressively positive equity market returns. As the year came to a close economic suspicions began to surface, fueled by fading consumer confidence, weakening capital investment and slowing economic growth.

While expectations for the market have changed during the past months, The Armada Advantage Fund portfolios remain "in their box", maintaining style purity consistent with their particular investment strategies. Investment style purity is a core principle of National City Investment Management Company, investment adviser to The Armada Advantage Fund. Each investment style team is comprised of individuals who are experienced in their respective style of investment management; they are both dedicated and faithful to the characteristics, constraints, and parameters of that style.

And, because the portfolio management teams do not focus on market timing, you can be assured that our funds are fully invested in securities that match the described investment strategy.

If you have questions about The Armada Advantage Fund or require any assistance, please call your Financial Consultant or Investor Services at 1-800-622-FUND
(3863).

Sincerely,


/s/HERBERT R. MARTENS, JR.


Herbert R. Martens, Jr.
President



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Message from the Investment Adviser
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THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000

February 2001

DEAR INVESTOR:

The U.S. economic expansion continued its unprecedented march over the past year, although the economy's rate of growth has certainly slowed from the torrid pace we witnessed as recently as in the first quarter of 2000. Gross domestic product (GDP) growth dropped from 5.3 percent annualized during the second quarter to near zero percent annualized as the year closed. In fact, as the reporting period came to a close, nearly all of the leading economic indicators were markedly off the highs we witnessed at the peak of this 10-year expansion.

Still, National City Investment Management Company does not yet view these events as serious cause for concern. A series of interest rate hikes combined with rising energy prices and corrections in the equity markets have cooled the economy from unsustainably high and potentially inflationary levels. The drop in most leading stock indices has also served to stem the wealth effect that contributed to the Federal Reserve Board's vigilance.

We anticipate GDP growth to continue at a 2 to 2.5 percent clip -- a range that would have been considered more than satisfactory before the current expansion began. Admittedly, unemployment rose 0.1 percent in November -- but from levels that were so low that such an increase could hardly be taken as a sign of impending recession. To ensure a soft landing, the Federal Reserve Board -- surprised markets with a 50 basis point interest rate reduction shortly after the close of the calendar year. This was followed by the "expected" 50 basis point easing at its Open Market Meeting later in January. These aggressive Federal Reserve interest rate initiatives were most sweeping since 1982.

Despite the Federal Reserve's dramatic interest rate reduction January 2001, we anticipate additional interest rate easing into year 2001, as muted inflationary pressures and continued productivity advances provide Mr. Greenspan and Company maneuvering room in the attempt to first stabilize and then reaccelerate economic growth. We maintain our "slower and lower" view of the economy's growth prospects, based in our expectation of easier monetary, a less onerous regulatory environment, and a moderate degree of fiscal stimulus resulting from President Bush's tax cutting initiatives.

VALUE STRIKES BACK

Looking at the U.S. equity markets, the S&P 500 Composite Index, a leading large cap indicator, fell 9.11 percent, while the Russell 2000 small cap benchmark dropped 3.02 percent during the same period. These numbers belie the fact that growth-oriented equities, particularly technology and telecom stocks, accounted for most of the market's decline. Boasting the loftiest valuations and seemingly brightest earnings outlooks, these sectors were punished most severely for a string of downward earnings revisions. For evidence, look no further than the 50 percent drop in the technology-heavy Nasdaq Stock Market from its March 10 high. Among Internet stocks, the decline in available capital and increased cost of credit have helped produce a long-overdue shakeout. Some 130 public dot-com companies have folded during the year.

As we've forecasted, many value sectors actually performed strongly during this period as investors sought shelter in long-ignored "old economy" stocks. Stock prices in the utilities sector soared 54.3 percent, transportation climbed 16.9 percent, and financials increased 23.8 percent. As a result, the S&P 500 BARRA Value Index finished the year up 6.08 percent and the Russell 2000 Value Index climbed a stunning 22.83 percent.

We believe that value stocks will continue to outperform their growth counterparts. Frankly, profit expectations in many value sectors are so low relative to their growth counterparts that they are unlikely to disappoint. As for the technology and telecom sectors, they still offer tremendous long-term growth potential. We can only hope, however, that chastened tech investors will eschew speculation in the future and place greater emphasis on valuation, quality of management, and sound business models.

CREDIT RISK ROILS CORPORATE DEBT MARKETS

The performance of the equity markets seems almost glowing compared to the events playing out in the corporate bond market. Although the Lehman U.S. Aggregate Index, a leading fixed income benchmark, returned a healthy 11.63 percent, corporate bonds underperformed Treasuries of a roughly equal duration by more than 400 basis points.

Treasury prices, to be sure, have benefited from the Federal government's plans to buy back some $30 billion of debt. Treasury securities across the yield curve are likely to increase in value as the buyback progresses. However, the explosive growth of corporate debt and the attendant rise in credit risk among corporate securities has helped punish prices in the non-government, or "spread," sectors. Today, a number of well-known corporate issuers are in legitimate danger of default.

Message from the Investment Adviser

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THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000

Mortgage backed and asset backed securities have held up much better, and we believe that both are safer places for any credit risk exposure. Although short-term prospects remain gloomy on the corporate side, we do believe that the corporate bond market has priced in a hard landing and that value can be found in selected issues over the long term.

THE EURO: ON THE ROAD TO RECOVERY

The rest of the globe has more or less taken its cues from the U.S. economy. Europe is enjoying good relative GDP growth; however, the worldwide increase in energy prices and raw material costs has exacted a stiff toll because of the region's heavy reliance on a manufacturing base. With worldwide energy prices denominated in dollars, Europe also had to contend with the 29 percent decline in the value of the euro from its January 1999 introduction through October 2000. These developments combined to lift the euro zone's core inflation rate and forced the European Central bank to raise interest rates.

For the year, virtually all of the euro zone's equity markets have declined slightly or made only incremental gains in local terms. Still, they have performed somewhat better than the S&P 500. Germany's Xetra DAX trimmed 7.5 percent, the Dutch Amsterdam Exchange dropped 3 percent, and France's CAC-40 actually gained 1 percent.

Despite their current challenges, we remain very constructive on prospects for the euro zone countries. They are liberalizing markets and cutting taxes, and the euro gained back nearly 14 percent of its value in the final two months of the year. Energy prices have also begun to decline from the highs they reached during the past year, and an emerging shareholder culture should help drive equity markets higher.

Furthermore, overshadowed by the euro's difficult infancy is the vast liquidity this single currency has injected into European bond markets. The euro has made it easier for more companies to borrow money for expansion and acquisitions, and it has reduced their dependence on banks. A WALL STREET JOURNAL article published on November 6 noted that "the market for euro-denominated bonds issued by nonfinancial corporations grew 25 percent through the end of August."

JAPAN: NO RELIEF IN SIGHT

Our outlook for Japan is far less sanguine. Although we've witnessed the very beginnings of U.S.-style corporate restructurings, the country's banking system is still desperately in need of massive reform and its national debt is ballooning rapidly. In fact, Japan's debt as a percentage of national economic output, at 114 percent, is now the world's largest. By comparison, the U.S. debt has been declining steadily over the past seven years and fell to just 60 percent of output in 2000. Not surprisingly, the Nikkei Index has lost 26.7 percent of its value. Further adding to Japan's troubles, Moody's Investors Service lowered the country's credit rating in September. Japan's situation is unlikely to improve in the near-term. Until the pace of reform quickens and Japanese consumers increase spending on a meaningful basis, we think that the country's economy will remain firmly in the doldrums.

After experiencing a V-shaped recovery through the first half of 2000, economic growth in Hong Kong, Singapore, Taiwan, and South Korea has slowed. With their economies so reliant on sales of semiconductors and other components, these countries are suffering from the softening global demand for computers. With few natural resources of their own, high energy prices have also had a negative impact. In many cases, the equity markets have returned to levels not seen since 1998. Hong Kong's Hang Seng Index declined 9 percent and Singapore's Straits Times Index dropped 20 percent in local terms. Still, we have reason to be optimistic about the region's prospects. A clear willingness on the part of the Fed to cut rates should help reignite global growth, and Hong Kong further stands to benefit as the gateway to China, one of the world's fastest-growing economies.

Sincerely,



/s/DONALD L. ROSS

Donald L. Ross
President and Chief Investment Officer
National City Investment Management Company

Portfolio Performance Discussion
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THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000


EQUITY GROWTH FUND

A slowing economy and rising energy prices took their toll on the U.S. equity markets in 2000, with high-flying technology and telecom stocks punished most severely as a result of a string of earnings disappointments. For the 12 months ended December 31, 2000, the Armada Advantage Equity Growth Fund produced a total return of -4.91%. The fund's benchmark, the S&P 500 Composite Index, returned -9.11% during the same period.

Although the management team was disappointed with the past year's results, it was pleased that its investment strategy helped the fund top its benchmark during a difficult period. We attribute the fund's outperformance mainly to its large stake in semiconductor stocks during the first quarter and to the overall technology underweight relative to the benchmark during the final three quarters of 2000. By the fourth quarter, during which the technology-heavy Nasdaq Stock Market dropped 33 percent, the management team had reduced the fund's technology exposure to levels significantly below the benchmark's.

As the semiconductor group rallied during the first quarter, holdings Analog Devices, Applied Materials, Altera, and Texas Instruments were among the portfolios strongest performers. However, valuation concerns and our belief that demand was about to peak led us to trim our exposure in March. We continued to do so throughout the second quarter and consequently locked in substantial gains before share prices tumbled.

The portfolio's holdings in the health care and energy sectors versus the S&P 500 also contributed to performance. Oriented somewhat defensively in pharmaceutical stocks, our stakes in Pharmacia and Pfizer (a top 10 holding) returned 72% and 42%, respectively. Medical equipment manufacturer Medtronic gained 66% as well. Turning to energy, Coastal Corp. turned in the best performance of any portfolio holding. The exploration and production company soared 149% as natural gas prices quadrupled.

The fund enters 2001 with a significant overweight in the commercial services sector as well as modest overweights in financials and industrials. In commercial services, Automatic Data Processing, Convergys Corp, and Concord EFS are benefiting from the trend toward technology outsourcing. Moreover, with long-term contracts accounting for a substantial portion of revenue, these companies offer predictable earnings growth in a slowing economic environment.

The Fed's move to lower interest rates in January 2001 (and the likelihood of additional easings) bodes well for financial stocks. Modestly overweight in this sector, the fund's holdings include American International Group, MBNA, Citigroup, State Street, and American Express.

Our overweight in industrials includes a large stake in conglomerate Tyco International. A top 10 holding, Tyco continues to execute on its strategy of acquiring well-run businesses and improving earnings through increased operating efficiencies. Moreover, the stock trades at a discount given its well-above-average expected growth rate.

The fund finished the year with only 14% of assets in the tech sector; however, we expect to add to our stake as earnings outlooks begin to improve and valuations become more attractive. We believe that increasing consumer confidence should also fuel growth of consumer cyclical holdings such as Wal-Mart Stores, Home Depot, Costco Wholesale, and RadioShack.

                               EQUITY GROWTH FUND
                Average Annual Total Return as of December 31, 2000

                         One Year          Inception to Date1
                          -4.91%                  6.41%

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Performance on an initial $10,000 Investment

                       Armada Advantage          S&P 500
                      Equity Growth Fund     Composite Index2
9/13/99                     10,000                10,000
12/99                       11,400                10,969
12/00                       10,840                 9,969


1 The Equity Growth Fund commenced operations on September 13, 1999.
2 The S&P 500 Composite Index is a widely recognized index of 500 common stocks which is representative of the U.S. stock market.
  The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Equity Growth Fund reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Portfolio Performance Discussion
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THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000


INTERNATIONAL EQUITY FUND

Central bank tightenings around the globe, a lack of liquidity, and rising energy prices took their toll on world equity markets over the past year. In particular, growth-oriented funds such as ours suffered as technology and telecom stocks were punished for a series of downward earnings forecasts.

For the 12 months ended December 31, 2000, the Armada Advantage International Equity Fund returned a total of -18.27%. During the same period, the Morgan Stanley MSCI EAFE (Europe, Australasia, Far East) Index returned -14.17%. However, dividing the benchmark into its growth and value components offers a telling comparison. While EAFE Value lost a relatively modest 5%, EAFE Growth dropped 26%.

It was a frustrating year, to be sure, for growth investors. However, our country allocation strategy proved additive to performance. Despite the continued decline in the euro for most of the year, the fund was rewarded by a heavy weighting in European equities relative to the benchmark. For the first time in more than a decade, the continent emerged stronger economically than any other region. Moreover, we continued to witness a growing equity culture as well as welcome moves toward deregulation and tax reform.

Our investments in Switzerland-with its concentration in the defensive banking, insurance, and food sectors-proved particularly beneficial. Strong performers included Union Bank of Switzerland, Nestle, and Julius Baer. A number of other European financial services and insurance holdings also provided healthy returns, including The Netherlands' ING Group and Germany's Muenchener Rueckversicherungs. The latter has profited from a stabilizing pricing environment in the insurance sector and should reap the rewards of imminent reductions in capital gains tax rates.

In Japan, we witnessed the very beginnings of U.S.-style corporate restructurings, but the country's debt has ballooned rapidly and its banking system desperately requires reform. We began reducing our holdings there significantly in April and May and finished the year at 16% of assets-significantly below the benchmark weighting.

Elsewhere in Asia, softening global demand for semiconductors and other hi-tech components slowed growth in Taiwan, South Korea, Singapore, and Hong Kong. Still, we consider Singapore attractive because its economy relies less than its neighbors' on the cyclical semiconductor industry. Management also remains bullish on Hong Kong because of its enviable position as the gateway to China, one of the world's fastest-growing economies.

Europe accounted for more than 70 percent of fund assets at year-end, with pharmaceutical stocks representing our largest industry overweight. Despite a cooling worldwide economy, drug companies are enjoying consistent sales growth as they cater to the health care needs of an aging population. Furthermore, a Republican White House will likely translate into a less stringent regulatory environment in the United States, the world's largest and most profitable pharmaceutical market. In particular, we like the prospects for Switzerland's Novartis and U.K.-based AstraZeneca, both of which have strong product pipelines.

                            INTERNATIONAL EQUITY FUND
              Average Annual Total Return as of December 31, 2000
      One Year            Three Year       Five Year    Inception to Date1
        -18.27%              12.40%          10.85%             8.19%

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Performance on an initial $10,000 Investment

                  Armada Advantage                MSCIEAFE
              International Equity Fund            Index2
9/30/93               10,000                       10,000
12/93                 10,350                       10,086
12/94                  9,650                       10,871
12/95                 10,590                       12,091
12/96                 12,222                       12,823
12/97                 12,482                       13,052
12/98                 13,931                       15,662
12/99                 21,691                       19,884
12/00                 17,728                       17,067


1The International Equity Fund commenced operations on September 23, 1993.
2The Morgan Stanley Capital International Europe, Australasia, and Far East-GDP
 Weighted Index (MSCI EAFE Index) is a widely recognized index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The index is weighted by the market capitalization of the companies in the index.

 The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the International Equity Fund reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Portfolio Performance Discussion
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THE ARMADA ADVANTAGE FUND                                    DECEMBER 31, 2000


MID CAP GROWTH FUND

After beginning the year on a high note, the technology-dominated mid-cap growth market suffered from a slowing economy and the steep falloff in tech and telecom spending. At year end, the technology-heavy Nasdaq Composite Index had finished 2000 approximately 50% off the all-time high it had reached in March. In this environment, the Armada Advantage Mid Cap Growth Fund produced a total return of -8.86% for the 12 months ended December 31, 2000. The fund's benchmark, the Russell Midcap Growth Index, returned -11.75% over the same period.

Although disappointed with the fund's results on an absolute basis, the management team was pleased that its investment strategy helped the fund outperform the benchmark during a difficult period. The portfolio benefited most from a large exposure to semiconductor stocks early in the year and by a shift into more defensive sectors as the year progressed.

As the Philadelphia Semiconductor Index soared during the first quarter, holdings Kla-Tencor, Novellus Systems, and Vitesse Semiconductor were among the fund's strongest performers. However, we trimmed our semiconductor positions in earnest in May and June as research predicted-correctly-an imminent peak in demand. By the third quarter, we had more than halved our semiconductor exposure and were well positioned when share prices tumbled soon after.

Driven by disappointing earnings forecasts and valuation concerns, we reduced our overall exposure to technology as the year progressed. By November, a month in which the Nasdaq Composite plummeted 19.7%, we had moved to an underweight position versus the benchmark. In search of stocks that were somewhat less sensitive to an economic downturn, we increased the portfolio's stake in financials, health care, and information outsourcing. The latter industry, with its focus on long-term contracts, tends to offer a predictable earnings stream. Among our positions, Fiserv, Paychex, Jack Henry & Associates, and Concord EFS all posted solid returns.

As we enter a new year, financial stocks represent the fund's largest sector overweight. With the Fed's decision to lower interest rates in January 2001-and the likelihood of additional easings-we anticipate the declining cost of credit may benefit such holdings as Providian Financial, Capital One Financial, Metris, and AmeriCredit. We believe that increasing consumer confidence may also fuel growth of consumer cyclical stocks such as BJ's Wholesale Club. The company's focus on grocery-related items and other consumer staples should serve it well in a slowing economic environment.

In the health care sector, we've kept our exposure to the volatile biotech industry at modest levels, favoring pharmaceuticals instead. With demographics working in their favor, longtime holding Forest Laboratories and more recent purchases such as Alza Corp. and Allergan should continue to record steady earnings growth.

Although the funds weighting in technology stocks is lower than that of its benchmark, this sector still accounts for nearly one-third of assets. Moreover, we expect to add to our position as earnings outlooks begin to improve and valuations appear more attractive. Given the Fed's current posture and the likelihood of other Central Bank easings around the globe, semiconductor stocks may reassert themselves as the year unfolds.

                               MID CAP GROWTH FUND
               Average Annual Total Return as of December 31, 2000

       One Year            Three Year       Five Year    Inception to Date1
        -8.86%               13.23%          13.91%            12.69%


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Performance on an initial $10,000 Investment

                 Armada Advantage             Russell Midcap
                Mid Cap Growth Fund            Growth Index2
9/30/93               10,000                       10,000
12/93                 10,021                       10,322
12/94                  9,499                       10,099
12/95                 12,258                       13,531
12/96                 14,386                       15,896
12/97                 16,196                       19,478
12/98                 17,869                       22,956
12/99                 25,795                       34,733
12/00                 23,510                       30,652


1The Mid Cap Growth Fund commenced operations on September 23, 1993.
2The Russell Midcap Growth Index is a widely recognized, capitalization-weighted
 (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 800 smallest U.S. companies out of the 1000 largest U.S. companies, with higher growth rates and price-to book ratios.

 The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Mid Cap Growth Fund reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Report of Independent Auditors
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THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000

To Board of Trustees and Shareholders
The Armada Advantage Fund

We have audited the accompanying statements of net assets of Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund, and Armada Advantage Mid Cap Growth Fund (the "Funds") (each a portfolio of The Armada Advantage Fund) as of December 31, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Funds` custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds at December 31, 2000, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 2, 2001

Notice to Shareholders (Unaudited)
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THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000

For the fiscal year ended December 31, 2000, each Fund designated long term capital gains and ordinary income with regard to distributions paid during the year as follows:

                             (A)         (B)            (C)             (D)
                         Long Term     Ordinary
                       Capital Gains    Income         Total
                       Distributions Distributions  Distribution    Qualifying
Fund                   (Tax Basis)    (Tax Basis)   (Tax Basis)      Dividends
                      -------------- --------------   ------------  ----------
Equity Growth              0.00%        0.00%             0.00%         0.00%
International Equity      67.06%       32.94%           100.00%         0.00%
Mid Cap Growth            67.05%       32.95%           100.00%         0.00%

Items (A), (B), and (C) are based on a percentage of the Fund's total distribution. Item (D) is based on a percentage of ordinary income distributions of the Fund, and represents dividends which qualify for the corporate dividends received deduction.

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                              Financial Statements

                      FOR THE YEAR ENDED DECEMBER 31, 2000

Financial Highlights
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THE ARMADA ADVANTAGE FUND
EQUITY GROWTH FUND

                                                                                        YEAR ENDED          PERIOD ENDED
FOR A SHARE OUTSTANDING THROUGHOUT                                                     DECEMBER 31,          DECEMBER 31,
  THE PERIOD                                                                               2000                 1999+
                                                                                      --------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD ................................................      $11.40               $10.00
                                                                                           ------                ------
INVESTMENT ACTIVITIES
   Net investment income/(loss) .....................................................          --                   --
   Net realized and unrealized gains/(losses) on investments ........................       (0.56)                1.40
                                                                                           ------               ------
       Total from Investment Operations .............................................       (0.56)                1.40
                                                                                           ------               ------
NET ASSET VALUE, END OF PERIOD ......................................................      $10.84               $11.40
                                                                                           ======               ======
Total Return ........................................................................       (4.91)%              14.00%(a)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000) ...................................................      $5,970               $5,700
Ratio of expenses to average net assets .............................................        0.92%                1.00% (b)
Ratio of net investment income/(loss) to average net assets .........................        0.02%               (0.09)% (b)
Ratio of expenses to average net assets before fee waivers ..........................        1.67%                1.75% (b)
Portfolio turnover rate .............................................................          28%                  26%

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+ Fund commenced operations on September 13, 1999.
(a) Total return is for the period indicated and has not been annualized.
(b) Annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights
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THE ARMADA ADVANTAGE FUND
INTERNATIONAL EQUITY FUND

                                                                              YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT                     ----------------------------------------------------------------------
  THE PERIOD                                            2000(B)        1999(B)          1998            1997           1996
                                                       --------        -------        -------        --------        --------
NET ASSET VALUE, BEGINNING OF PERIOD .................  $ 20.51        $ 13.83        $ 12.44         $ 12.18        $ 10.59
                                                        -------        -------        -------         -------        -------
INVESTMENT ACTIVITIES
   Net investment income/(loss) ......................    (0.18)         (0.10)         (0.10)          (0.06)         (0.04)
   Net realized and unrealized gains/(losses)
     on investments ..................................    (3.22)          7.54           1.55            0.32           1.67
                                                        -------        -------        -------         -------        -------
       Total from Investment Operations ..............    (3.40)          7.44           1.45            0.26           1.63
                                                        -------        -------        -------         -------        -------
LESS DISTRIBUTIONS
   Dividends from net investment income ..............       --             --             --              --          (0.04)
   Distributions from net realized capital gains .....    (5.06)         (0.76)         (0.06)             --             --
                                                        -------        -------        -------         -------        -------
    Total Distributions ..............................    (5.06)         (0.76)         (0.06)             --          (0.04)
                                                        -------        -------        -------         -------        -------
   NET ASSET VALUE, END OF PERIOD ....................  $ 12.05        $ 20.51       $  13.83         $ 12.44        $ 12.18
                                                        =======        =======       ========         =======        =======
Total Return .........................................   (18.27)%        55.70%         11.61%           2.13%         15.41%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000) ....................  $16,253        $20,584        $18,371         $18,784        $17,001
Ratio of expenses to average net assets ..............     2.30%          2.01%          2.05%           1.90%          2.00%
Ratio of net investment loss to average net assets ...    (1.08)%        (0.69)%        (0.66)%         (0.46)%        (0.35)%
Ratio of expenses to average net assets before
  fee waivers ........................................     2.56%            (a)          2.11%             (a)            (a)
Portfolio turnover rate ..............................      137%           115%            73%             34%            65%

-----------------------------------------------------------------------------------------------------------------------------------
(a)There were no waivers or reimbursements during this period.
(b)Per share data calculated using average shares outstanding method.

                       SEE NOTES TO FINANCIAL STATEMENTS.


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND
MID CAP GROWTH FUND

                                                                              YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT                     --------------------------------------------------------------------
  THE PERIOD                                            2000(B)         1999          1998            1997           1996
                                                       --------        -------      -------        --------        --------
NET ASSET VALUE, BEGINNING OF PERIOD ................  $ 21.27       $ 15.70        $ 14.23         $ 14.60        $ 12.44
                                                       -------       -------        -------         -------        -------
INVESTMENT ACTIVITIES
   Net investment income/(loss) .....................    (0.19)        (0.41)         (0.16)          (0.11)         (0.09)
   Net realized and unrealized gains/(losses)
     on investments .................................    (0.29)         7.08           1.63            1.90           2.25
                                                       -------       -------        -------         -------        -------
       Total from Investment Operations .............    (0.48)         6.67           1.47            1.79           2.16
                                                       -------       -------        -------         -------        -------
LESS DISTRIBUTIONS
   Distributions from net realized capital gains ....    (7.16)        (1.10)            --           (2.16)            --
                                                       -------       -------        -------         -------        -------
NET ASSET VALUE, END OF PERIOD ......................  $ 13.63       $ 21.27        $ 15.70         $ 14.23        $ 14.60
                                                       =======       =======        =======         =======        =======
Total Return ........................................    (8.86)%       44.36%         10.33%          12.58%         17.36%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000) ...................  $17,882       $22,967        $29,066         $31,059        $24,041
Ratio of expenses to average net assets .............     1.51%         1.59%          1.51%           1.53%          1.42%
Ratio of net investment loss to average net assets ..    (0.91)%       (1.09)%        (0.98)%         (0.88)%        (0.73)%
Ratio of expenses to average net assets before fee
   waivers ..........................................     1.61%           (a)          1.57%             (a)            (a)
Portfolio turnover rate .............................      191%          139%            71%             55%           127%

-------------

(a)There were no waivers or reimbursements during this period.
(b)Per share data calculated using average shares outstanding method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Statement of Net Assets
------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                    DECEMBER 31, 2000
EQUITY GROWTH FUND

                                                    MARKET
                        SECURITY                    VALUE
  SHARES               DESCRIPTION                  (000)
----------         -----------------             ------------

COMMON STOCK (96.3%):
Basic Materials (0.5%):
     500   Avery Dennison                          $   27
                                                   ------
Commercial Services (9.5%):
   1,400   Automatic Data Processing                   89
   1,800   Comcast, Cl A*                              75
   1,500   Concord EFS*                                66
   1,500   Convergys*                                  68
   2,400   Microsoft*                                 104
     800   Omnicom Group                               66
   1,500   Sun Microsystems*                           42
   1,200   Sungard Data Systems*                       57
                                                   ------
                                                      567
                                                   ------
Consumer Cyclicals (7.6%):
   1,900   Costco Wholesale*                           76
     200   CVS                                         12
   2,150   Home Depot                                  98
     900   Kroger*                                     24
   1,500   RadioShack.                                 64
   2,200   Wal-Mart Stores                            117
   1,450   Walgreen                                    61
                                                   ------
                                                      452
                                                   ------
Consumer Non-Cyclicals (7.7%):
   1,300   Anheuser-Busch                              59
     400   Coca-Cola                                   24
   1,000   Colgate-Palmolive                           65
   2,100   PepsiCo                                    104
   1,000   Procter & Gamble                            78
   1,400   Safeway*                                    87
   1,400   Sysco                                       42
                                                   ------
                                                      459
                                                   ------
Consumer Services (2.4%):
   1,900   Harley-Davidson                             76
   1,300   Time Warner                                 68
                                                   ------
                                                      144
                                                   ------
Energy (7.8%):
     700   Anadarko Petroleum                          50
     500   Chevron                                     42
   1,300   Coastal                                    115
   1,450   Exxon Mobil                                126
   1,700   Schlumberger                               136
                                                   ------
                                                      469
                                                   ------
Financials (18.2%):
   1,500   American Express                            82
   2,350   American International Group               232
   1,450   Bank of New York                            80
     100   Chubb                                        9
   1,733   Citigroup                                   88
     800   Fannie Mae                                  69
     800   Fifth Third Bancorp                         48
   1,000   Freddie Mac                                 69

                                                    MARKET
                        SECURITY                    VALUE
  SHARES               DESCRIPTION                  (000)
----------         -----------------             ------------

COMMON STOCK -- CONTINUED:
Financials -- continued
     700   Golden West Financial                   $   47
     500   Marsh & McLennan                            58
   2,700   MBNA                                       100
     500   Northern Trust                              41
   1,000   Providian Financial                         57
     700   State Street                                87
     200   XL Capital, Cl A, ADR                       17
                                                   ------
                                                    1,084
                                                   ------
Healthcare (15.1%):
     900   Amgen*                                      58
   1,400   Bristol-Myers Squibb                       103
     200   Eli Lilly                                   19
     600   Johnson & Johnson                           63
   1,350   Medtronic                                   82
     950   Merck                                       89
   5,950   Pfizer                                     274
   1,776   Pharmacia                                  108
   1,850   Schering-Plough                            105
                                                   ------
                                                      901
                                                   ------
Industrials (9.2%):
   4,800   General Electric                           230
     600   Minnesota Mining & Manufacturing            72
     200   Nabors Industries*                          12
   3,650   Tyco International                         203
     450   United Technologies                         35
                                                   ------
                                                      552
                                                   ------
Technology (13.5%):
   2,900   ADC Telecommunications*                     53
   1,300   Altera*                                     34
     900   Analog Devices*                             46
   3,550   Cisco Systems*                             136
   2,100   EMC*                                       140
     300   Hewlett-Packard                              9
   3,300   Intel                                       99
   1,000   International Business Machines             85
     400   Motorola                                     8
   2,100   Nortel Networks                             67
     100   PMC - Sierra*                                8
     700   Qualcomm*                                   58
   1,450   Texas Instruments                           69
                                                   ------
                                                      812
                                                   ------
Telecommunications (3.7%):
     900   BellSouth                                   37
   1,100   Qwest Communications International*         45
   2,068   SBC Communications                          99
     754   Verizon Communications                      38
                                                   ------
                                                      219
                                                   ------
Transportation (1.1%):
   1,900   Southwest Airlines                          64
                                                   ------
Total Common Stock (Cost $5,079)                    5,750
                                                   ------

Statement of Net Assets
--------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                      DECEMBER 31, 2000
EQUITY GROWTH FUND (CONCLUDED)
                                                    MARKET
                        SECURITY                    VALUE
  SHARES               DESCRIPTION                  (000)
----------         -----------------             ------------

CASH EQUIVALENT (4.1%):
 244,289   Fidelity Domestic Money Market
             Fund                                  $  244
                                                   ------
Total Cash Equivalent (Cost $244)                     244
                                                   ------
Total Investments (Cost $5,323) -- 100.4%           5,994
                                                   ------
Other Assets and Liabilities, Net (0.4%)              (24)
                                                   ------
NET ASSETS:
Portfolio Shares
   (unlimited authorization -- no par value)
   based on 550,874 outstanding shares of
   beneficial interest                              5,580
Accumulated net realized loss on investments         (282)
Net unrealized appreciation on investments            671
Undistributed net investment income                     1
                                                   ------
Total Net Assets -- 100.0%                         $5,970
                                                   ======
Net Asset Value, Offering and Redemption Price
   Per Share                                       $10.84
                                                   ======

------------
*Non-income producing security
ADR -- American Depository Receipt
Cl -- Class

                       SEE NOTES TO FINANCIAL STATEMENTS.

Statement of Net Assets
--------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                      DECEMBER 31, 2000
INTERNATIONAL EQUITY FUND
                                                    MARKET
                        SECURITY                    VALUE
  SHARES               DESCRIPTION                  (000)
----------         -----------------             ------------

FOREIGN COMMON STOCK (94.1%):
Australia (1.3%):
  13,254   National Australia Bank#                $  212
                                                   ------
Belgium (0.5%):
   2,200   Interbrew*                                  77
                                                   ------
Bermuda (1.6%):
   3,075   Tyco International, ADR                    171
   1,000   XL Capital, Cl A, ADR                       87
                                                   ------
                                                      258
                                                   ------
Brazil (1.1%):
   2,307   Empresa Brasileira de
             Aeronautica, ADR                          92
   3,193   Petroleo Brasileiro, ADR*                   81
                                                   ------
                                                      173
                                                   ------
Denmark (1.7%):
   1,129   Novo-Nordisk                               202
   1,319   Vestas Wind Systems                         71
                                                   ------
                                                      273
                                                   ------
Finland (1.6%):
     300   Nokia OYJ                                   13
   5,757   Nokia OYJ, ADR                             250
                                                   ------
                                                      263
                                                   ------
France (13.0%):
   3,600   Air France                                  84
   3,737   Alcatel                                    212
   1,195   Alcatel Alsthom, ADR#                       67
     503   Altran Technologies#                       114
   2,738   Aventis                                    240
   1,446   Axa#                                       209
   1,267   Dassault Systemes                           87
      70   Egide*                                      36
     600   Etablissements Economiques du
             Casino Guichard Perrachon#                60
   5,800   European Aeronautic
             Defense & Space*                         129
   1,445   L'OREAL                                    124
   1,200   Pernod-Ricard                               83
   1,600   Pinguely-Haulotte                           47
     800   Rallye#                                     47
     900   Suez Lyonnaise DES Eaux                    164
   3,377   Thomson Multimedia*#                       158
   1,730   Total Fina Elf                             257
                                                   ------
                                                    2,118
                                                   ------
Germany (7.3%):
     639   Allianz                                    240
   1,200   Altana                                     189
   2,746   Bayerische Motoren Werke#                   90
     867   Beiersdorf                                  90

                                                    MARKET
                        SECURITY                    VALUE
  SHARES               DESCRIPTION                  (000)
----------         -----------------             ------------

FOREIGN COMMON STOCK -- CONTINUED:
Germany -- continued
     850   Deutsche Bank#                          $   71
   2,100   Dresdner Bank                               91
     621   Muenchener Rueckversicherungs              222
     871   Siemens#                                   114
     827   VoiceStream Wireless*                       83
                                                   ------
                                                    1,190
                                                   ------
Hong Kong (2.2%):
  21,521   China Mobile*                              118
  31,200   Hong Kong & China Gas                       46
   7,853   Hutchison Whampoa                           98
  67,111   Johnson Electric Holdings                  103
                                                   ------
                                                      365
                                                   ------
Ireland (0.8%):
   3,350   Bank of Ireland                             33
   2,130   Elan, ADR*                                 100
                                                   ------
                                                      133
                                                   ------
Israel (1.2%):
   1,120   Oridion Systems*                            45
   1,988   Teva Pharmaceutical Industries, ADR        146
                                                   ------
                                                      191
                                                   ------
Italy (4.6%):
   2,817   Assicurazioni Generali                     112
  24,481   Banca Intesa#                              118
   6,994   Bulgari                                     86
   7,716   San Paolo#                                 125
  14,649   Telecom Italia                             162
  17,255   TIM#                                       138
                                                   ------
                                                      741
                                                   ------
Japan (12.0%):
   4,411   Anritsu                                    104
   2,122   Canon                                       74
   5,600   Chubu Electric Power                        96
   4,305   Chugai Pharmaceutical#                      72
   5,678   Daiichi Pharmaceutical                     169
   8,861   Dainippon Pharmaceutical                   147
   4,933   Furukawa Electric#                          86
   2,526   Meitec                                      81
  11,274   Mitsui Fudosan                             112
   5,104   NEC#                                        93
   5,500   NGK Insulators                              73
  14,940   Nippon Yusen Kabushiki Kaisha               62
       5   NTT Docomo                                  86
  22,348   Sanyo Electric                             186
  11,338   Sekisui House                              104
     954   SMC                                        123
   3,536   Takeda Chemical                            209
   7,000   Tokio Marine & Fire Insurance               80
                                                   ------
                                                    1,957
                                                   ------

Statement of Net Assets
-------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000
INTERNATIONAL EQUITY FUND (CONTINUED)

                                                    MARKET
                        SECURITY                    VALUE
  SHARES               DESCRIPTION                  (000)
----------         -----------------             ------------

FOREIGN COMMON STOCK -- CONTINUED:
Mexico (0.9%):
   1,800   Grupo Televisa, GDR*                    $   81
   1,400   Telefonos de Mexico, ADR                    63
                                                   ------
                                                      144
                                                   ------
Netherlands (9.8%):
   5,558   ABN Amro Holding                           126
   3,600   Akzo Nobel                                 193
   2,197   Heineken                                   133
   3,132   ING Groep                                  250
   6,740   Koninklijke Ahold                          217
   2,616   Koninklijke Philips Electronics             96
   1,500   Nutreco Holding                             80
   3,013   Royal Dutch Petroleum                      185
   2,101   Royal Dutch Petroleum, NY Shares           127
   2,900   Unilever, NY Shares                        183
                                                   ------
                                                    1,590
                                                   ------
Norway (1.8%):
   4,142   Norsk Hydro                                175
   5,858   Tomra Systems                              114
                                                   ------
                                                      289
                                                   ------
Singapore (1.8%):
  13,347   Datacraft Asia                              63
   6,766   DBS Group Holdings                          76
   7,369   Singapore Airlines                          73
  55,000   Singapore Technologies Engineering          88
                                                   ------
                                                      300
                                                   ------
Spain (2.3%):
   6,600   Altadis                                    102
   8,500   Banco Bilbao Vizcaya Argentaria            126
   8,577   Telefonica*                                142
                                                   ------
                                                      370
                                                   ------
Sweden (2.0%):
  11,400   Nordea                                      86
    2,500  Pharmacia, ADR                             152
   7,369   Skandinaviska Enskilda Banken (SEB)#        81
                                                   ------
                                                      319
                                                   ------
Switzerland (8.9%):
      29   Compagnie Financiere Richemont              78
     500   Credit Suisse Group                         95
     115   Disetronic Holding                         103
      21   Julius Baer Holdings                       115
      93   Nestle                                     217
     155   Novartis                                   274
       8   Roche Holding                               82
      77   Swiss Re                                   185
      78   Tecan Group                                 81
   1,369   UBS                                        223
                                                   ------
                                                    1,453
                                                   ------

                                                    MARKET
  SHARES/               SECURITY                    VALUE
  PAR (000)            DESCRIPTION                  (000)
----------         -----------------             ------------

FOREIGN COMMON STOCK -- CONTINUED:
Taiwan (0.6%):
   2,557   Talisman Energy, ADR*                   $   95
                                                   ------
United Kingdom (17.1%):
   1,400   Amdocs*                                     93
   4,082   AstraZeneca, ADR                           210
   4,800   Barclays                                   149
  27,553   BP Amoco                                   222
     504   BP Amoco, ADR                               24
  15,000   Cadbury Schweppes                          104
  13,196   Capita Group                                99
   6,600   CGNU                                       107
  26,104   Diageo                                     292
  11,000   Gallaher Group                              70
  15,815   HSBC Holdings                              234
   7,000   Imperial Tobacco Group                      73
   5,143   Marconi                                     55
  19,897   National Grid Group                        181
   6,639   Pearson                                    158
  10,500   Powergen                                    99
   5,000   Royal Bank of Scotland Group               118
  13,458   Scottish Power                             106
  85,060   Vodafone Group                             312
     937   Vodafone Group, ADR                         34
  10,800   Wetherspoon (J.D.)                          54
                                                   ------
                                                    2,794
                                                   ------

Total Foreign Common Stock  (Cost $13,085)         15,305
                                                   ------
FOREIGN PREFERRED STOCK (0.4%):
Germany (0.4%):
   1,100   Henkel KGaA                                 72
                                                   ------
Total Foreign Preferred Stock  (Cost $74)              72
                                                   ------
U.S. GOVERNMENT AGENCY (3.1%):
    $501   FNMA, 6.210%, 01/11/01                     500
                                                   ------
Total U.S. Government Agency  (Cost $500)             500
                                                   ------

Statement of Net Assets
------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                       DECEMBER 31, 2000
INTERNATIONAL EQUITY FUND (CONCLUDED)

                                                 MARKET
  SHARES/               SECURITY                  VALUE
 PAR (000)             DESCRIPTION                (000)
----------            -----------------------  --------------

COMMERCIAL PAPER (2.2%):
    $350   American Express Commercial Paper
             6.450%, 01/04/01                     $   350
                                                  -------

Total Commercial Paper (Cost $350)                    350
                                                  -------
CASH EQUIVALENTS (2.5%):
 406,703   Goldman Sachs Financial Square
             Prime Obligation Money                   407
                                                  -------
Total Cash Equivalents  (Cost $407)                   407
                                                  -------

Total Investments (Cost $14,416) -- 102.3%         16,634
                                                  -------

Other Assets and Liabilities, Net (2.3%)             (381)
                                                  -------
NET ASSETS:
Portfolio Shares

   (unlimited authorization -- no par value)
   based on 1,349,084 outstanding shares of
   beneficial interest                             12,713
Accumulated net realized gain on
   investments and futures                          1,339
Net unrealized appreciation on
   investments and futures                          2,197
Net unrealized appreciation of foreign
   currency and translation of other assets
   and liabilities in foreign currency                  4
                                                  -------
Total Net Assets -- 100.0%                        $16,253
                                                  =======

Net Asset Value, Offering and Redemption
   Price Per Share                                 $12.05
                                                  =======
-------------
* Non-income producing security
# Security fully or partially on loan
ADR -- American Depository Receipt
Cl -- Class
FNMA -- Federal National Mortgage Association
GDR -- Global Depository Receipt


                                     % OF        VALUE
SECTOR DIVERSIFICATION            NET ASSETS     (000)
------------------------         ------------  ----------
Pharmaceuticals/Medical Products      14.9%     $2,421
Banks                                 12.8       2,081
Telephones & Telecommunications       11.6       1,891
Beverage, Food & Tobacco               9.9       1,612
Insurance                              9.2       1,492
Oil & Gas                              6.4       1,037
Diversified Operations                 3.5         558
Utilities                              3.4         554
Electronic Components                  3.1         506
Audio/Video                            3.0         483
Beauty Products                        2.4         396
Retail                                 2.0         324
Aerospace/Defense                      1.4         221
Miscellaneous Business Services        1.3         212
Services                               1.2         202
Chemicals                              1.2         193
Electrical Products                    1.1         186
Machinery                              1.0         169
Computers                              1.0         168
Airlines                               1.0         158
Transportation                         0.9         151
Real Estate                            0.7         112
Construction                           0.6         104
Office Automation & Equipment          0.5          74
                                     -----     -------
Total Foreign Common Stock            94.1      15,305
Foreign Preferred Stock                0.4          72
U.S. Government Agency                 3.1         500
Commercial Paper                       2.2         350
Cash Equivalent                        2.5         407
                                     -----     -------
Total Investments                    102.3      16,634
Other Assets and Liabilities, Net     (2.3)       (381)
                                     -----     -------
Total Net Assets                     100.0%    $16,253
                                     =====     =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

Statement of Net Assets
-----------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                       DECEMBER 31, 2000
MID CAP GROWTH FUND

                                                  MARKET
                        SECURITY                   VALUE
  SHARES               DESCRIPTION                 (000)
----------             ------------              ---------
COMMON STOCK (99.7%):
Commercial Services (7.2%):

   3,850   Acxiom*#                                 $  150
   3,400   Affiliated Computer Services*               206
  13,300   Concord EFS*                                584
   3,300   Fiserv*                                     157
   4,100   Sungard Data Systems*                       193
                                                   -------
                                                     1,290
                                                   -------
Consumer Cyclicals (9.2%):
  12,300   BJ's Wholesale Club*                        472
   3,150   CDW Computer Centers*                        88
  13,900   Family Dollar Stores#                       298
  14,950   Men's Wearhouse*                            407
   8,950   RadioShack                                  383
                                                   -------
                                                     1,648
                                                   -------
Consumer Services (2.0%):
   5,400   Jack in the Box*                            159
   4,750   Univision Communications, Cl A*#            194
                                                   -------
                                                       353
                                                   -------
Energy (7.0%):
   4,350   Apache#                                     305
   5,900   Ensco International                         201
   8,000   Global Marine*                              227
   5,800   Nabors Industries*                          343
   3,900   Noble Drilling*                             169
                                                   -------
                                                     1,245
                                                   -------
Financials (10.8%):
   8,200   AmeriCredit*                                223
   7,450   Capital One Financial                       490
   7,550   Metris                                      199
  11,650   National Commerce Bancorp#                  288
   1,850   Progressive of Ohio                         192
   9,250   Providian Financial                         532
                                                   -------
                                                     1,924
                                                   -------
Healthcare (20.1%):
   2,750   Allergan                                    266
  13,750   Alza*                                       584
   2,800   Applera-Applied Biosystems Group            263
   7,850   Biovail*#                                   305
   3,250   COR Therapeutics*#                          114
   2,950   Cytyc*                                      185
   1,900   Forest Laboratories*                        252
   7,150   Healthsouth*                                117
   4,900   Immunex*                                    199
  10,250   King Pharmaceuticals*                       530
   3,700   Medimmune*#                                 176
   8,100   Omnicare                                    175
   1,750   OSI Pharmaceuticals*                        140
   1,950   Sepracor*                                   156
   2,950   Shire Pharmaceuticals PLC, ADR*#            136
                                                   -------
                                                    3,598
                                                   -------


                                                  MARKET
                        SECURITY                   VALUE
  SHARES               DESCRIPTION                 (000)
----------       ------------------------------  ----------
COMMON STOCK -- CONTINUED:
Industrials (1.1%):

   2,500   Empresa Brasileira de Aeronautica, ADR  $   99
   8,450   Kulicke & Soffa Industries*                 95
                                                   -------
                                                      194
                                                   -------
Professional Services (1.7%):
  11,150   Robert Half International*                 296
                                                   -------
Technology (27.7%):
   2,350   Applied Micro Circuits*                    176
   4,150   Artesyn Technologies*                       66
   3,300   Brocade Communications System*#            303
   1,250   Business Objects, ADR*#                     71
   8,300   Conexant Systems*#                         128
   2,750   Dupont Photomasks*                         145
   2,550   Exar*                                       79
   6,050   Integrated Device Technology*#             200
   2,300   Internet Security Systems*#                180
   1,000   Interwoven*#                                66
   2,500   Intuit*                                     99
   4,250   Iona Technologies PLC, ADR*                285
   5,550   Jabil Circuit*                             141
   2,200   JNI*#                                       50
   4,050   Kla-Tencor*#                               136
   3,500   Macrovision*                               259
   3,750   Mercury Interactive*                       338
   5,700   Microchip Technology*#                     125
   3,050   Micromuse*#                                184
   3,050   Novellus Systems*#                         110
   1,200   Nuance Communications*#                     52
   1,850   Openwave Systems*#                          89
   5,600   Peoplesoft*                                208
   1,500   Qlogic*                                    116
   8,950   Rational Software*#                        349
   2,300   Sanmina*#                                  176
   7,800   SCI Systems*                               206
   3,100   Symbol Technologies#                       112
   3,350   Tech Data*                                  91
   2,250   Transwitch*#                                88
   3,150   Triquint Semiconductor*                    138
   3,800   Vitesse Semiconductor*#                    210
                                                   -------
                                                    4,976
                                                   -------
Telecommunications (11.4%):
  12,800   Broadwing*                                 292
   4,200   Comverse Technology*#                      456
  14,900   McLeodUSA, Cl A*#                          211
   7,800   Palm*                                      221
   2,450   Polycom*                                    79
     500   Redback Networks*                           21
   8,900   SBA Communications*                        366
   3,500   Scientific-Atlanta                         114
   5,050   Wireless Facilities*#                      183
   5,300   Xo Communications, Cl A*                    94
                                                   -------
                                                    2,037
                                                   -------

Statement of Net Assets

------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                       DECEMBER 31, 2000
MID CAP GROWTH FUND (CONCLUDED)

                                                  MARKET
                        SECURITY                   VALUE
  SHARES               DESCRIPTION                 (000)
----------  --------------------------------     --------
COMMON STOCK -- CONTINUED:
Transportation (1.5%):
   9,850   Royal Caribbean Cruises                $   261
                                                  -------

Total Common Stock (Cost $16,839)                  17,822
                                                  -------
CASH EQUIVALENT (3.2%):
 576,308   Goldman Sachs Financial Square
             Prime Obligation Money

             Market Fund                              576
                                                  -------

Total Cash Equivalent (Cost $576)                     576
                                                  -------

Total Investments (Cost $17,415)-- 102.9%          18,398
                                                  -------

Other Assets and Liabilities, Net (2.9%)             (516)
                                                  -------
NET ASSETS:
Portfolio Shares
   (unlimited authorization -- no par value)
   based on 1,312,343 outstanding shares of
   beneficial interest                              10,986
Accumulated net realized gain on investments         5,913
Net unrealized appreciation on investments             983
                                                  --------
Total Net Assets -- 100.0%                         $17,882
                                                  ========
Net Asset Value, Offering and Redemption Price
   Per Share                                        $13.63
                                                  ========

---------------
* Non-income producing security
# Security fully or partially on loan
ADR -- American Depository Receipt
Cl -- Class
PLC -- Public Liability Company

                       SEE NOTES TO FINANCIAL STATEMENTS.

Statements of Operations
------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND
(000)

                                                                                      YEAR ENDED DECEMBER 31, 2000

                                                                            ----------------------------------------------------
                                                                               EQUITY        INTERNATIONAL         MID CAP
                                                                               GROWTH           EQUITY             GROWTH
                                                                                FUND             FUND               FUND
                                                                              -----------    --------------      ------------
INVESTMENT INCOME:
Interest                                                                      $    15           $    39           $   113
Dividends                                                                          40               196                13
Securities lending                                                                 --                 5                12
Less: Foreign taxes withheld                                                       --               (16)               --
                                                                              -------           -------           -------
     Total Investment Income                                                       55               224               138
                                                                              -------           -------           -------
EXPENSES:
Investment advisory fees                                                           44               210               230
Less: fees waived by Investment Adviser                                           (44)              (47)              (22)
Administration fees                                                                12                33                46
Custodian fees                                                                      2               150                 5
Professional fees                                                                  17                50                67
Trustees' fees                                                                     --                 1                 1
Transfer Agent fees                                                                13                 7                 7
Printing and shareholder reports                                                    8                10                 7
Miscellaneous                                                                       2                 7                 7
                                                                              -------           -------           -------
     Total Expenses                                                                54               421               348
                                                                              -------           -------           -------
Net Investment Income/(Loss)                                                        1              (197)             (210)
                                                                              -------           -------           -------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on futures                                                --               (82)              323
Net realized gain/(loss) on investments                                          (256)            1,647             5,828
Net realized loss on foreign currency transactions                                 --               (16)               --
Net change in unrealized appreciation/(depreciation) on investments               (57)           (5,000)           (7,417)
Net change in unrealized appreciation/(depreciation) on foreign currency and
   translation of other assets and liabilities in foreign currencies               --                 5                --
Net change in unrealized appreciation/(depreciation) on futures                    --               (21)               --
                                                                              -------           -------           -------
Net loss on investments                                                          (313)           (3,467)           (1,266)
                                                                              -------           -------           -------
Net decrease in net assets resulting from operations                          $  (312)          $(3,664)          $(1,476)
                                                                              =======           =======           =======



                       SEE NOTES TO FINANCIAL STATEMENTS.


Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND

(000)

                                           EQUITY GROWTH FUND              INTERNATIONAL EQUITY FUND        MID CAP GROWTH FUND
                                      ---------------------------        ---------------------------    ----------------------------
                                         YEAR            PERIOD            YEAR             YEAR             YEAR           YEAR
                                         ENDED            ENDED            ENDED            ENDED            ENDED          ENDED
                                     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                         2000             1999*            2000             1999             2000           1999
                                     ------------     ------------     ------------     -----------      ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment
       income/(loss) ................   $    1             $ (2)         $  (197)        $   (119)        $   (210)         $  (265)
     Net realized gain/(loss) on
       investments, futures and
       foreign currency
       transactions .................     (256)             (26)           1,549            5,369            6,151            7,336
     Net change in unrealized
       appreciation/(depreciation)
       on investments, futures and
       foreign currency
       transactions .................      (57)             728           (5,016)           2,603           (7,417)           1,211
                                        ------           ------          -------          -------          -------          -------
Net increase/(decrease) in
   net assets resulting
   from operations ..................     (312)             700           (3,664)           7,853           (1,476)           8,282
                                        ------           ------          -------          -------          -------          -------
DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from
       net investment income ........       --               --               --               --               --               --
     Distributions from
       net realized capital gains ...       --               --           (4,924)            (770)          (7,066)          (1,236)
                                        ------           ------          -------          -------          -------          -------
Total Distributions .................       --               --           (4,924)            (770)          (7,066)          (1,236)
                                        ------           ------          -------          -------          -------          -------
CAPITAL TRANSACTIONS:
     Proceeds from shares issued ....      583            5,000            1,221              631            3,132            1,749
     Dividends reinvested ...........       --               --            4,924              770            7,066            1,236
     Cost of shares redeemed ........       (1)              --           (1,888)          (6,271)          (6,741)         (16,130)
                                        ------           ------          -------          -------          -------          -------
Increase/(decrease) in net assets from
   capital transactions .............      582               --            4,257           (4,870)           3,457          (13,145)
                                        ------           ------          -------          -------          -------          -------
Total increase/(decrease) in
   net assets .......................      270            5,700           (4,331)           2,213           (5,085)          (6,099)
NET ASSETS:

     Beginning of period ............    5,700               --           20,584           18,371           22,967           29,066
                                        ------           ------          -------          -------          -------          -------
     End of period ..................   $5,970           $5,700          $16,253          $20,584          $17,882          $22,967
                                        ======           ======          =======          =======          =======          =======
CAPITAL SHARE TRANSACTIONS:
     Issued .........................       51              500               78               42              165              105
     Reinvested .....................       --               --              381               51              417               74
     Redeemed .......................       --               --             (114)            (418)            (349)            (951)
                                        ------           ------          -------          -------          -------          -------
Change in shares ....................       51              500              345             (325)             233             (772)
                                        ======           ======          =======          =======          =======          =======

*Fund commenced operations on September 13, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Notes to Financial Statements
-------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000


1.   ORGANIZATION:

     On May 1, 2000, The Parkstone Advantage Fund changed its name to The Armada Advantage Fund. The International Discovery, Mid Capitalization and Small Capitalization Funds changed their names to International Equity, Mid Cap Growth and Small Cap Growth Funds, respectively. The Armada Advantage Fund (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

     The Company is authorized to issue an unlimited number of shares which are shares of beneficial interest without par value. The Company presently offers series of shares of the Bond Fund, the International Equity Fund, the Mid Cap Growth Fund, the Small Cap Growth Fund and the Equity Growth Fund. These financial statements and related notes pertain to the Equity Growth, International Equity and Mid Cap Growth Funds (collectively, "the Funds" and individually, a "Fund"). Sales of shares of the Funds may only be made to separate accounts of various life insurance companies ("Participating Insurance Companies") and certain qualified benefit plans. As of December 31, 2000, the Participating Insurance Company for the Bond, International Equity, Mid Cap Growth and Small Cap Growth Funds is Security Benefit Life Insurance Company. On June 19, 2000, Hartford Life Insurance Company became a Participating Insurance Company for the Equity Growth, International Equity and Mid Cap Growth Funds. The Balanced Allocation Fund is registered but has not yet commenced operations.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

     An equity or bond fund generally values its investment portfolio at market price. In the event that a sale of a particular fixed income security is not reported for that day, fixed income securities are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are not readily available are valued at the mean between the most recent bid and asked prices. In the event that a sale of a particular equity security is not reported for that day, shares are priced at the last bid quotation. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Funds' investments may change on days when you cannot buy or sell shares of the Funds.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date. Expenses common to all of the Funds in the Company are allocated among the Funds on the basis of average net assets.

Notes to Financial Statements
--------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000


     FOREIGN CURRENCY TRANSLATION:

     The market value of investment securities, other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of each transaction.

     The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

     LENDING PORTFOLIO SECURITIES:

     To generate additional income, the Funds may lend up to 33 1/3% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities loaned. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. Union Bank of California acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Funds.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by National City Investment Management Company ("IMC") to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of IMC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. The loaned securities were fully collateralized by cash, U.S. government securities, short-term corporate notes and repurchase agreements as of December 31, 2000. As of December 31, 2000, the following Funds had securities with the following market values on loan:

                                            MARKET            MARKET VALUE
                                            VALUE OF            OF LOANED
                                       COLLATERAL (000)     SECURITIES (000)
                                         --------------      ---------------
     International Equity Fund ........      $1,744             $1,660
     Mid Cap Growth Fund ..............       5,059              4,899

Notes to Financial Statements
--------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                      DECEMBER 31, 2000


     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

     The Funds will make distributions from net investment income and net realized capital gains on investments, if any, annually.

     FEDERAL INCOME TAXES:

     It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. On the statement of net assets the following adjustments were made:

                                   ACCUMULATED       UNDISTRIBUTED
                                  NET REALIZED      NET INVESTMENT    PAID-IN-
     FUND                       GAIN/(LOSS) (000)   INCOME (000)   CAPITAL (000)
     ----                         --------------    -------------- ------------
     International Equity Fund .      (202)               202             --
     Mid Cap Growth Fund .......      (210)               210             --

     FORWARD CURRENCY CONTRACTS:

     The Funds may enter into a forward currency contract ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

     Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards held at December 31, 2000 are recorded for financial reporting purposes as unrealized gains and losses by the Funds. The forwards located on the following page were open at December 31, 2000.


Notes to Financial Statements
---------------------------------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                                             DECEMBER 31, 2000



                                           CONTRACTS           IN                            UNREALIZED
                                              TO            EXCHANGE                         UNREALIZED
                                            RECEIVE            FOR           SETTLEMENT     APPRECIATION
                                             (000)            (000)             DATE            (000)
                                           --------         --------         ----------     ------------
     INTERNATIONAL EQUITY FUND:
     --------------------------
     FOREIGN CURRENCY PURCHASES:
                            EU                  21             $ 20           01/04/01           $--
                            EU                  60               56           01/04/01            --
                            EU                   7                7           01/05/01            --
                            EU                   6                6           01/08/01            --
                            JP              11,107               97           01/04/01            --
                            CH                 230              141           01/03/01             2
                            EU-EURO                  JP - JAPANESE YEN            CH - SWISS FRANC


     FUTURES CONTRACTS:

     Certain of the Funds may engage in futures contracts for the purpose of hedging against the value of the portfolio securities held and in the value of the securities a Fund intends to purchase, in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contact is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     Financial futures contracts open at December 31, 2000 were as follows:


                                                                   NUMBER         NOTIONAL                  UNREALIZED
                                                                     OF          COST AMOUNT    EXPIRATION  GAIN/(LOSS)
      FUND                                                        CONTRACTS         (000)          DATE        (000)
     ------                                                       ---------      -----------     ---------- -----------
    INTERNATIONAL EQUITY FUND --
       DJ Euro Stoxx 50                                              11             $518          Mar-01       $(21)


     REPURCHASE AGREEMENTS:

     Repurchase Agreements are considered loans under the 1940 Act. In connection therewith, the Company's custodian receives and holds collateral of not less than 102% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Company will required the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Company maintains the right to sell the underlying securities at market value and any remaining loss may be subject to legal proceedings.

Notes to Financial Statements
--------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                      DECEMBER 31, 2000


3.   INVESTMENT RISKS:

     The International Equity Fund's investment in foreign securities may involve risks not present in domestic investments. Since foreign securities are denominated in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these currencies to the U.S. dollar can significantly affect the value of the investment and operations of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2000, are as follows:

                                      PURCHASES (000)    SALES (000)
                                      ---------------     -----------
     Equity Growth Fund .............    $  2,124         $  1,545
     International Equity Fund ......      24,107           25,083
     Mid Cap Growth Fund ............      39,745           42,265

     Subsequent to October 31, 2000 the following Funds had recognized losses that have been deferred to 2001 for tax purposes and can be used to offset future capital gains at December 31, 2001. The Funds also had capital loss carryforwards at December 31, 2000, that can be used to offset future capital gains as follows:

                                                             CAPITAL LOSS
                                           POST 10/31/00  CARRYOVERS EXPIRING
                                           CAPITAL LOSS        2007-2008
                                          DEFERRAL (000)         (000)
                                          --------------  -------------------
     Equity Growth Fund ...............        $103              $160
     International EquityFund .........         269               --
     Mid Cap Growth Fund ..............         374               --

     At December 31, 2000 the total cost of securities for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate appreciation and depreciation for securities held by the Funds at December 31, 2000, is as follows:

                                  AGGREGATE         AGGREGATE
                                   GROSS             GROSS
                                APPRECIATION       DEPRECIATION          NET
                                   (000)             (000)             (000)
                                ------------        ------------       -------
     Equity Growth Fund ........   $ 1,004          $ (333)           $  671
     International Equity Fund .     2,588            (370)            2,218
     Mid Cap Growth Fund .......     3,251          (2,268)              983

Notes to Financial Statements
--------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000


5.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by National City Investment Management Co. (IMC). Under the terms of the investment advisory agreement, IMC is entitled to receive fees based on a percentage of the average daily net assets of the Funds. National City Bank, an affiliate of IMC, serves as custodian of the Company's assets and receives a fee based on the daily average net assets of each Fund.

     The Trust, SEI Investments Mutual Fund Services ("SIMFS") and National City Bank ("NCB") are parties to a Co-Administration Agreement under which SIMFS and NCB provide administrative services in exchange for fees at the greater of an annual rate of 0.20% of the Funds' average daily net assets, calculated daily and paid monthly, or $135,000 on aggregate net assets in the Funds.


                                                 EQUITY       INTERNATIONAL         MID
                                                 GROWTH          EQUITY         CAP GROWTH
                                                  FUND            FUND             FUND
                                               ----------      ------------      ----------
     INVESTMENT ADVISORY FEES:
     Annual fee
       (percentage of average net assets) .....  0.75%(a)         1.15%            1.00%

     Advisory fee payable
       as of 12/31/00 .........................     $0          $8,752           $7,537

     (a) The adviser is voluntarily waiving the full Investment Advisory fee. Fee waivers are voluntary and may change.

     Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

     Each Trustee receives an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $5,000 per annum for services in such capacity. The Trustees and Chairman fees are paid for services rendered to all of the Funds and are allocated on a prorata basis across the portfolios of the Armada Funds, The Armada Advantage Fund and, prior to completion of reorganization into Armada Funds on June 16, 2000, The Parkstone Group of Funds. No person who is an officer, director, trustee, or employee of IMC, SEI Investments Distribution Co., or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Company receives any compensation from the Company.

     Trustees who receive fees are eligible for participation in theCompany's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Notes
--------------------------------------------------------------------------------

                               BOARD OF TRUSTEES

Robert D. Neary
CHAIRMAN

Retired Co-Chairman, Ernst & Young
Director:
   Cold Metal Products, Inc.
   Strategic Distribution, Inc.


Herbert R. Martens, Jr.
PRESIDENT
Executive Vice President,
     National City Corporation
Chairman, President and Chief Executive
     Officer, NatCity Investments,Inc.


John F. Durkott
 President and Chief Operating Officer,
     Kittle's Home Furnishings Center, Inc.


Robert J. Farling
 Retired Chairman, President and Chief Executive Officer, Centerior Energy


Richard W. Furst

 Garvice D. Kincaid Professor of Finance and Dean, Gatton College of Business
     and Economics, University of Kentucky
 Director:
     Foam Design, Inc.
     The Seed Corporation
     Office Suites Plus, Inc.
     ihigh.com, Inc.


Gerald L. Gherlein

 Retired Executive Vice President and General Counsel, Eaton Corporation

J. William Pullen

 President and Chief Executive Officer,
     Whayne Supply Company



The Armada Advantage Fund Trustees also serve as the Trustees of Armada Funds.

                                            [LOGO]
                                (Armada Advantage Graphic Omitted)

------------------------------------------------------------------

 [LOGO]











                                (Armada Advantage Graphic Omitted)

One Freedom Valley Drive
Oaks, PA 19456

INVESTMENT ADVISOR:

[National City Investment Management Company Graphic Omitted]

1900 East Ninth Street, 22nd Floor
Cleveland, OH  44114


                                                          (12/00)